THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 AS AMENDED, OR ANY STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED, OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL (WHICH MAY BE COMPANY COUNSEL) REASONABLY SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933 OR ANY APPLICABLE STATE SECURITIES LAWS.


                               WARRANT AGREEMENT

             TO PURCHASE SHARES OF THE SERIES E PREFERRED STOCK OF

                                 BIOSTAR, INC.

                 DATED AS OF MAY 3, 1995 (THE "EFFECTIVE DATE")


         WHEREAS, BioStar, Inc., a Delaware corporation (the "Company"), has entered into a Subordinated Security Agreement dated as of May 3, 1995 (the "Security Agreement") and a Subordinated Promissory Note the ("Note") dated as of May 3, 1995 with Comdisco, Inc., a Delaware corporation (the
"Warrantholder"); and

         WHEREAS, the Company desires to grant to Warrantholder, in consideration for such Security Agreement and the Note, the right to purchase shares of its Preferred Stock;

         NOW, THEREFORE, in consideration of the Warrantholder executing and delivering such Security Agreement and the Note and in consideration of mutual covenants and agreements contained herein, the Company and Warrantholder agree as follows:

1.       GRANT OF THE RIGHT TO PURCHASE PREFERRED STOCK.

         The Company hereby grants to the Warrantholder, and the Warrantholder is entitled, upon the terms and subject to the conditions hereinafter set forth, to subscribe to and purchase from the Company 214,285 fully paid and non-assessable shares of the Company's Series E Preferred Stock ("Preferred Stock") at a purchase price of $1.75 per share (the "Exercise Price"). The number and purchase price of such shares are subject to adjustment as provided in Section 8 hereof.

2.       TERM OF THE WARRANT AGREEMENT.

         Except as otherwise provided for herein, the term of this Warrant Agreement and the right to purchase Preferred Stock (or Common Stock in the event that the Preferred Stock has been converted into Common Stock) as granted herein shall commence on the Effective Date and shall be exercisable for a period ending nine (9) years from the date of execution hereof, or

(ii) four (4) years from the effective date of the Company's initial public offering, whichever is earlier.

3.       EXERCISE OF THE PURCHASE RIGHTS.

         The purchase rights set forth in this Warrant Agreement are exercisable by the Warrantholder, in whole or in part, at any time or from time to time, prior to the expiration of the term set forth in Section 2 above, by tendering to the Company at its principal office a notice of exercise in the form attached hereto as Exhibit I (the "Notice of Exercise"), duly completed and executed. Promptly upon receipt of the Notice of Exercise and the payment of the purchase price in accordance with the terms set forth below, and in no event later than twenty-one (21) days thereafter, the Company shall issue to the Warrantholder a certificate for the number of shares of Preferred Stock purchased and shall execute the Notice of Exercise indicating the number of shares which remain subject to future purchases, if any.

         The Exercise Price may be paid at the Warrantholder's election either
(i) by cash or check, or (ii) by surrender of Warrants at the principal office of the Company ("Net Issuance") as determined below. If the Warrantholder elects the Net Issuance method, the Company will issue Preferred Stock in accordance with the following formula:

                                 X=   Y(A-B)
                                      ------
                                        A


Where: X = the number of shares of Preferred Stock to be issued to the Warrantholder.

       Y = the number of shares of Preferred Stock requested to be exercised under this Warrant Agreement.

       A = the fair market value of one (1) share of Preferred Stock (at the date of calculation).

       B = the Exercise Price (as adjusted to the date of calculation).

         For purposes of the above calculation, current fair market value of Preferred Stock shall mean with respect to each share of Preferred Stock:

          (i) if the exercise is in connection with an initial public offering of the Company's Common Stock, and if the Company's Registration Statement relating to such public offering has been declared effective by the SEC, then the fair market value per share shall be the product of (x) the "Initial Price to Public" specified in the final prospectus with respect to the offering and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at time of such exercise;

          (ii) if this Warrant is exercised after, and not in connection with the Company's initial public offering, and:

               (1) if traded on a securities exchange, the fair market value shall be deemed to be the product of (x) the average of the closing prices over a twenty-one (21) day



                                       2.

period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise; or

               (2) if actively traded over-the-counter, the fair market value shall be deemed to be the product of (x) the average of the closing bid and asked prices quoted on the NASDAQ system (or similar system) over the twenty-one (21) day period ending three days before the day the current fair market value of the securities is being determined and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise;

          (iii) if at any time the Common Stock is not listed on any securities exchange or quoted in the NASDAQ System or the over-the-counter market, the fair market value of Preferred Stock shall be the product of (x) the highest price per share which the Company could obtain from a willing buyer (not a current employee or director) for shares of Common Stock sold by the Company, from authorized but unissued shares, as determined in good faith by the Company's Board of Directors and (y) the number of shares of Common Stock into which each share of Preferred Stock is convertible at the time of such exercise, unless the Company shall become subject to a merger, acquisition or other consolidation pursuant to which the Company is not the surviving party, in which case the fair market value of Common Stock shall be deemed to be the value received by the holders of the Company's Preferred Stock on a common equivalent basis pursuant to such merger or acquisition.

         Upon partial exercise by either cash or Net Issuance, the Company shall promptly issue an amended Warrant Agreement representing the remaining number of shares purchasable hereunder. All other terms and conditions of such amended Warrant Agreement shall be identical to those contained herein, including, but not limited to the Effective Date hereof.

4.       RESERVATION OF SHARES.

         AUTHORIZATION AND RESERVATION OF SHARES. During the term of this Warrant Agreement, the Company will at all times have authorized and reserved a sufficient number of shares of its Preferred Stock to provide for the exercise of the rights to purchase Preferred Stock as provided for herein.

5.       NO FRACTIONAL SHARES OR SCRIP.

         No fractional shares or scrip representing fractional shares shall be issued upon the exercise of the Warrant, but in lieu of such fractional shares the Company shall make a cash payment therefor upon the basis of the Exercise Price then in effect.

6.       NO RIGHTS AS SHAREHOLDER.

         This Warrant Agreement does not entitle the Warrantholder to any voting rights or other rights as a shareholder of the Company prior to the exercise of the Warrant.





                                       3.

7.       WARRANTHOLDER REGISTRY.

         The Company shall maintain a registry showing the name and address of the registered holder of this Warrant Agreement.

8.       ADJUSTMENT RIGHTS.

         The purchase price per share and the number of shares of Preferred Stock purchasable hereunder are subject to adjustment, as follows:

     (a) MERGER AND SALE OF ASSETS. If at any time there shall be a capital reorganization of the shares of the Company's stock (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), or a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, or the sale of all or substantially all of the Company's properties and assets to any other person (hereinafter referred to as a "Merger Event"), then, as a part of such Merger Event, lawful provision shall be made so that the Warrantholder shall thereafter be entitled to receive, upon exercise of the Warrant, the number of shares of preferred stock or other securities of the successor corporation resulting from such Merger Event, equivalent in value to that which would have been issuable if Warrantholder had exercised this Warrant immediately prior to the Merger Event. In any such case, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant Agreement with respect to the rights and interest of the Warrantholder after the Merger Event to the end that the provisions of this Warrant Agreement (including adjustments of the Exercise Price and number of shares of Preferred Stock purchasable) shall be applicable to the greatest extent possible.

     (b) RECLASSIFICATION OF SHARES. If the Company at any time shall, by combination, reclassification, exchange or subdivision of securities or otherwise, change any of the securities as to which purchase rights under this Warrant Agreement exist into the same or a different number of securities of any other class or classes, this Warrant Agreement shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant Agreement immediately prior to such combination, reclassification, exchange, subdivision or other change.

     (c) SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time shall combine or subdivide its Preferred Stock, the Exercise Price shall be proportionately decreased in the case of a subdivision, or proportionately increased in the case of a combination.

     (d) STOCK DIVIDENDS. If the Company at any time shall pay a dividend payable in, or make any other distribution (except any distribution specifically provided for in the foregoing subsections (a) or (b)) of the Company's stock, then the Exercise Price shall be adjusted, from and after the record date of such dividend or distribution, to that price determined by multiplying the Exercise Price in effect immediately prior to such record date by a fraction (i) the numerator of which shall be the total number of all shares of the Company's stock outstanding immediately prior to such dividend or distribution, and (ii) the denominator of which shall be the total number





                                       4.

of all shares of the Company's stock outstanding immediately after such dividend or distribution. The Warrantholder shall thereafter be entitled to purchase, at the Exercise Price resulting from such adjustment, the number of shares of Preferred Stock (calculated to the nearest whole share) obtained by multiplying the Exercise Price in effect immediately prior to such adjustment by the number of shares of Preferred Stock issuable upon the exercise hereof immediately prior to such adjustment and dividing the product thereof by the Exercise Price resulting from such adjustment.

     (e) RIGHT TO PURCHASE ADDITIONAL STOCK. If the principal under the Note is not repaid in full on or before May 1, 1998, then on the first day of each month commencing on June 1, 1998, the Warrantholder shall have the right to purchase from the Company, at the Exercise Price per share specified in Section 1 (which price may be subject to adjustment from time to time as provided for in this Section 8), an additional number of shares of Preferred Stock, which number shall be determined by (i) multiplying the Principal Amount of the Note outstanding on each such date by one percent (1%), and (ii) dividing the product thereof by the Exercise Price per share referenced above. The Warrantholder shall be entitled to receive additional shares subject to Warrant pursuant to the above provision until such time as the principal is repaid in full. The above grant of rights to purchase additional shares of Preferred Stock does not, and is not intended to, replace or limit any other rights or remedies the Warrantholder, Lender or their affiliates may have with respect to the Company, under the Note or otherwise, and those rights are granted by the Company to the Warrantholder in addition to and not in lieu of any other rights and remedies of the Warrantholder, Lender or their affiliates.

     (f) ANTIDILUTION RIGHTS. Additional antidilution rights applicable to the Preferred Stock purchasable hereunder are as set forth in the Company's Restated Certificate of Incorporation, as amended through the Effective Date, a true and complete copy of which is attached hereto as Exhibit III (the "Charter"). The Company shall promptly provide the Warrantholder with any restatement, amendment, modification or waiver of the Charter.

     (g) NOTICE OF ADJUSTMENTS. Warrantholder shall be entitled to the same rights with respect to Adjustments as provided to the holders of the Preferred Stock as set forth in the Company's Restated Certificate of Incorporation.

9.       REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE COMPANY.

     (a) RESERVATION OF PREFERRED STOCK. The Preferred Stock issuable upon exercise of the Warrantholder's rights has been duly and validly reserved and, when issued in accordance with the provisions of this warrant Agreement, will be validly issued, fully paid and non-assessable, and will be free of any taxes, liens, charges or encumbrances of any nature whatsoever; provided, however, that the Preferred Stock issuable pursuant to this Warrant Agreement may be subject to restrictions on transfer under state and/or Federal securities laws. The Company has made available to the Warrantholder true, correct and complete copies of its Charter and Bylaws, as amended, and minutes of all Board of Directors (including all committees of the Board of Directors, if any) and Shareholder meetings through March 8, 1995. The issuance of certificates for shares of Preferred Stock upon exercise of the Warrant Agreement shall be made without charge to the Warrantholder for any issuance tax in respect thereof, or other cost incurred by the Company in connection with such exercise and the related





                                       5.

issuance of shares of Preferred Stock. The Company shall not be required to pay any tax which may be payable in respect of any transfer involved and the issuance and delivery of any certificate in a name other than that of the Warrantholder.

     (b) DUE AUTHORITY. The execution and delivery by the Company of this Warrant Agreement and the performance of all obligations of the Company hereunder, including the issuance to Warrantholder of the right to acquire the shares of Preferred Stock, have been duly authorized by all necessary corporate action on the part of the Company, and the Leases and this Warrant Agreement are not inconsistent with the Company's Charter or Bylaws, do not contravene any law or governmental rule, regulation or order applicable to it, do not and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it is bound, and the Leases and this Warrant Agreement constitute legal, valid and binding agreements of the Company, enforceable in accordance with their respective terms, subject to applicable bankruptcy and other similar laws affecting the rights of creditors generally and rules of law concerning equitable remedies.

     (c) CONSENTS AND APPROVALS. No consent or approval of, giving of notice to, registration with, or taking of any other action in respect of any state, Federal or other governmental authority or agency is required with respect to the execution, delivery and performance by the Company of its obligations under this Warrant Agreement, except for the filing of notices required by applicable state securities law, if any, which filings will be made by the time required thereby.

     (d) ISSUED SECURITIES. All issued and outstanding shares of Common Stock, Preferred Stock or any other securities of the Company have been duly authorized and validly issued and are fully paid and nonassessable. All outstanding shares of Common Stock, Preferred Stock and any other securities were issued in full compliance with all Federal and state securities laws. In addition:

          (i) The authorized capital of the Company consists of (A) 22,500,000 shares of Common Stock, of which 1,947,451 shares are issued and outstanding, and (B) 18,000,000 shares of Preferred Stock, of which (i) 3,500,000 shares have been designated Series A Preferred Stock, all of which are issued and outstanding; (ii) 5,060,750 shares have been designated Series B Preferred Stock, of which 5,000,000 are issued and outstanding; (iii) 1,737,500 shares have been designated Series C Preferred Stock, none of which are issued and outstanding; (iv) 2,908,889 shares have been designated Series D Preferred Stock, all of which are issued and outstanding; and (v) 4,481,929 shares have been designated Series E Preferred Stock, 4,150,717 of which are issued and outstanding. 17,689,068 shares of Common Stock have been reserved for issuance upon conversation of the Preferred Stock.

          (ii) The Company has reserved 2,750,000 shares of Common Stock for issuance under its 1995 Equity Incentive Plan, under which 1,606,298 options are outstanding at prices of $0.10 to $0.23 per share. And, except for
(1) the conversion privileges of the Series A, Series B, Series C, Series D and Series E Preferred Stock; (2) the rights provided in Section 4 of the Restated Investor's Rights Agreement, dated November 14, 1994; (3) a warrant potentially exercisable for a maximum of 60,750 shares of the Company's Series B Preferred Stock (the "Series B Warrant") issued to Dominion Ventures, Inc. ("Dominion") pursuant to that certain





                                       6.

Warrant to Purchase Shares of Series B Preferred Stock, dated November 2, 1992;
(4) a convertible instrument potentially convertible into a maximum of 1,600,000 shares of the Company's Series C Preferred Stock (the "Convertible Instrument") issued to the BMPI Liquidating Trust, a Colorado trust, (the "Trust") pursuant to that certain Asset Purchase Agreement dated June 17, 1992, by and between the Company and the Trust (the "Asset Agreement"); and (5) a warrant potentially exercisable for a maximum of 53,357 shares of the Company's Series E Preferred Stock (the "Series E Warrant"), issued to Dominion pursuant to that certain Warrant to Purchase shares of Series E Preferred Stock, dated February 18, 1994, there are not any outstanding options, warrants, rights (including conversion or preemptive rights) or agreements for the purchase or acquisition form the Company of any shares of its capital stock.

          (iii) In accordance with the Company's Restated Certificate of Incorporation and that certain Restated Investors' Rights Agreement, dated as of November 14, 1994, the Company has obtained the necessary waivers of right of first offer and antidilution protection from its stockholders in connection with the issuance to Warrantholder of this Warrant to purchase shares of the Company's Series E Preferred Stock in connection with the subordinated loan entered into by the parties to this Warrant Agreement.

     (e) INSURANCE. The Company has in full force and effect insurance policies, with extended coverage, insuring the Company and its property and business against such losses and risks, and in such amounts, as are customary for corporations engaged in a similar business and similarly situated and as otherwise may be required pursuant to the terms of any other contract or agreement.

     (f) OTHER COMMITMENTS TO REGISTER SECURITIES. Except as set forth in that certain Amended and Restated Investors Rights Agreement dated as of November 14, 1994 and in this Warrant Agreement, the Company is not, pursuant to the terms of any other agreement currently in existence, under any obligation to register under the 1933 Act any of its presently outstanding securities or any of its securities which may hereafter be issued.

     (g) EXEMPT TRANSACTION. Subject to the accuracy of the Warrantholder's representations in Section 10 hereof, the issuance of the Preferred Stock upon exercise of this Warrant will constitute a transaction exempt from (i) the registration requirements of Section 5 of the 1933 Act, in reliance upon Section 4(2) thereof, and (ii) the qualification requirements of the California Corporate Securities Law, in reliance upon Section 25102(f) thereof.

     (h) COMPLIANCE WITH RULE 144. If and when the Company becomes subject to such filing requirements, at the written request of the Warrantholder, who proposes to sell Preferred Stock issuable upon the exercise of the Warrant in compliance with Rule 144 promulgated by the Securities and Exchange Commission, the Company shall furnish to the Warrantholder, within ten days after receipt of such request, a written statement confirming the Company's compliance with the filing requirements of the Securities and Exchange Commission as set forth in such Rule, as such Rule may be amended from time to time.





                                       7.

10.      REPRESENTATIONS AND COVENANTS OF THE WARRANTHOLDER.

         This Warrant Agreement has been entered into by the Company in reliance upon the following representations and covenants of the Warrantholder:

     (a) INVESTMENT PURPOSE. The right to acquire Preferred Stock or the Preferred Stock issuable upon exercise of the Warrantholder's rights contained herein will be acquired for investment and not with a view to the sale or distribution of any part thereof, and the Warrantholder has no present intention of selling or engaging in any public distribution of the same except pursuant to a registration or exemption.

     (b) PRIVATE ISSUE. The Warrantholder understands (i) that the Preferred Stock issuable upon exercise of this Warrant is not registered under the 1933 Act or qualified under applicable state securities laws on the ground that the issuance contemplated by this Warrant Agreement will be exempt from the registration and qualifications requirements thereof, and (ii) that the Company's reliance on such exemption is predicated on the representations set forth in this Section 10.

     (c) DISPOSITION OF WARRANTHOLDER'S RIGHTS. In no event will the Warrantholder make a disposition of any of its rights to acquire Preferred Stock or Preferred Stock issuable upon exercise of such rights unless and until
(i) it shall have notified the Company of the proposed disposition, and (ii) if requested by the Company, it shall have furnished the Company with an opinion of counsel (which counsel may either be inside or outside counsel to the Warrantholder) satisfactory to the Company and its counsel to the effect that
(A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available. Notwithstanding the foregoing, the restrictions imposed upon the transferability of any of its rights to acquire Preferred Stock or Preferred Stock issuable on the exercise of such rights do not apply to transfers from the beneficial owner of any of the aforementioned securities to its nominee or from such nominee to its beneficial owner, and shall terminate as to any particular share of Preferred Stock when (1) such security shall have been effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, (2) such security shall have been sold without registration in compliance with Rule 144 under the 1933 Act, or (3) a letter shall have been issued to the Warrantholder at its request by the staff of the Securities and Exchange Commission or a ruling shall have been issued to the Warrantholder at its request by such Commission stating that no action shall be recommended by such staff or taken by such Commission, as the case may be, if such security is transferred without registration under the 1933 Act in accordance with the conditions set forth in such letter or ruling and such letter or ruling specifies that no subsequent restrictions on transfer are required. Whenever the restrictions imposed hereunder shall terminate, as hereinabove provided, the Warrantholder or holder of a share of Preferred Stock then outstanding as to which such restrictions have terminated shall be entitled to receive from the Company, without expense to such holder, one or more new certificates for the Warrant or for such shares of Preferred Stock not bearing any restrictive legend.





                                       8.

     (d) FINANCIAL RISK. The Warrantholder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

     (e) RISK OF NO REGISTRATION. The Warrantholder understands that if the Company does not register with the Securities and Exchange Commission pursuant to Section 12 of the 1933 Act, or file reports pursuant to Section 15(d), of the Securities Exchange Act of 1934 (the "1934 Act"), or if a registration statement covering the securities under the 1933 Act is not in effect when it desires to sell (i) the rights to purchase Preferred Stock pursuant to this Warrant Agreement, or (ii) the Preferred Stock issuable upon exercise of the right to purchase, it may be required to hold such securities for an indefinite period. The Warrantholder also understands that any sale of its rights of the Warrantholder to purchase Preferred Stock or Preferred Stock which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

     (f) ACCREDITED INVESTOR. Warrantholder is an "accredited investor" within the meaning of the Securities and Exchange Rule 501 of Regulation D, as presently in effect.

11.      TRANSFERS.

         Subject to the terms and conditions contained in Section 10 hereof, this Warrant Agreement and all rights hereunder are transferable in whole or in part by the Warrantholder and any successor transferee; provided, however, in no event shall the number of transfers of the rights and interests in all of the Warrants exceed three (3) transfers. The transfer shall be recorded on the books of the Company upon receipt by the Company of a notice of transfer in the form attached hereto as Exhibit II (the "Transfer Notice"), at its principal offices and the payment to the Company of all transfer taxes and other governmental charges imposed on such transfer.

12.      MISCELLANEOUS.

     (a) EFFECTIVE DATE. The provisions of this Warrant Agreement shall be construed and shall be given effect in all respects as if it had been executed and delivered by the Company on the date hereof. This Warrant Agreement shall be binding upon any successors or assigns of the Company.

     (b) ATTORNEYS' FEES. In any litigation, arbitration or court proceeding between the Company and the Warrantholder relating hereto, the prevailing party shall be entitled to attorneys' fees and expenses and all costs of proceedings incurred in enforcing this Warrant Agreement.

     (c) GOVERNING LAW. This Warrant Agreement shall be governed by and construed for all purposes under and in accordance with the laws of the State of Illinois.

     (d) COUNTERPARTS. This Warrant Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.





                                       9.

     (e) NOTICES. Any notice required or permitted hereunder shall be given in writing and shall be deemed effectively given upon personal delivery, facsimile transmission (provided that the original is sent by personal delivery or mail as hereinafter set forth) or seven (7) days after deposit in the United States mail, by registered or certified mail, addressed (i) to the Warrantholder at 6111 North River Road, Rosemont, Illinois 60018, attention:
James Labe, cc: Legal Department, (and/or, if by facsimile, (708) 518-5465 and
(708) 518-5088) and (ii) to the Company at 6655 Lookout Road, Boulder, Colorado 80301, attention: Teresa Ayers, Vice President, Finance, (and/or if by facsimile, (303) 530-6601 or at such other address as any such party may subsequently designate by written notice to the other party.

     (f) REMEDIES. In the event of any default hereunder, the non-defaulting party may proceed to protect and enforce its rights either by suit in equity and/or by action at law, including but not limited to an action for damages as a result of any such default, and/or an action for specific performance for any default where Warrantholder will not have an adequate remedy at law and where damages will not be readily ascertainable. The Company expressly agrees that it shall not oppose an application by the Warrantholder or any other person entitled to the benefit of this Agreement requiring specific performance of any or all provisions hereof or enjoining the Company from continuing to commit any such breach of this Agreement.

     (g) NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its Charter or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate in order to protect the rights of the Warrantholder against impairment.

     (h) SURVIVAL. The representations, warranties, covenants and conditions of the respective parties contained herein or made pursuant to this Warrant Agreement shall survive the execution and delivery of this Warrant Agreement.

     (i) SEVERABILITY. In the event any one or more of the provisions of this Warrant Agreement shall for any reason be held invalid, illegal or unenforceable, the remaining provisions of this Warrant Agreement shall be unimpaired, and the invalid, illegal or unenforceable provision shall be replaced by a mutually acceptable valid, legal and enforceable provision, which comes closest to the intention of the parties underlying the invalid, illegal or unenforceable provision.

     (j) AMENDMENTS. Any provision of this Warrant Agreement may be amended by a written instrument signed by the Company and by the Warrantholder.

     (k) ADDITIONAL DOCUMENTS. The Company, upon execution of this Warrant Agreement, shall provide the Warrantholder with certified resolutions with respect to the representations, warranties and covenants set forth in subparagraphs (a) through (d), (f) and (g) of Section 9 above. The Company shall also supply such other documents as the Warrantholder may from time to time reasonably request.





                                      10.

         IN WITNESS WHEREOF, the parties hereto have caused this Warrant Agreement to be executed by its officers thereto duly authorized as of the Effective Date.

                              COMPANY:



                              BIOSTAR, INC.





                              By:  /s/ Teresa W. Ayers
                                 ---------------------------------------------



                              Title:  Vice President Finance
                                     -----------------------------------------





                              WARRANTHOLDER:



                              COMDISCO, INC.





                              By:
                                 ---------------------------------------------


                              Title:
                                     -----------------------------------------





                                      11.

                                   EXHIBIT I

                               NOTICE OF EXERCISE



To:
   -----------------------------------------

1. The undersigned Warrantholder hereby elects to purchase shares of the Series E Preferred Stock of _______________, pursuant to the terms of the Warrant Agreement dated the day of _______________, 199___ (the "Warrant Agreement") between ____________________ and the Warrantholder, and tenders herewith payment of the purchase price for such shares in full, together with all applicable transfer taxes, if any.

2. In exercising its rights to purchase the Series E Preferred Stock of ____________________, the undersigned hereby confirms and acknowledges the investment representations and warranties made in Section 10 of the Warrant Agreement.

3. Please issue a certificate or certificates representing said shares of Series E Preferred Stock in the name of the undersigned or in such other name as is specified below.



---------------------------------------------------
(Name)

---------------------------------------------------
(Address)



WARRANTHOLDER:

COMDISCO, INC.



By:
   ---------------------------------------------------

Title:
      ------------------------------------------------

Date:
     -------------------------------------------------

                          ACKNOWLEDGEMENT OF EXERCISE



         The undersigned hereby acknowledge receipt of the "Notice of Exercise" from Comdisco, Inc., to purchase ______ shares of the Series E Preferred Stock of _____________, pursuant to the terms of the Warrant Agreement, and further acknowledges that ______ shares remain subject to purchase under the terms of the Warrant Agreement.



                              COMPANY:



                              By:
                                 -----------------------------------------

                              Title:
                                    --------------------------------------

                              Date:
                                   ---------------------------------------

                                   EXHIBIT II

                                TRANSFER NOTICE



         (To transfer or assign the foregoing Warrant Agreement execute this form and supply required information. Do not use this form to purchase shares.)



         FOR VALUE RECEIVED, the foregoing Warrant Agreement and all rights evidenced thereby are hereby transferred and assigned to ____________________ whose address is ________________________________________.

Dated:
      -------------------------------------

Holder's Signature:
                   -------------------------------------------------

Holder's Address:
                 ---------------------------------------------------


--------------------------------------------------------------------


Signature Guaranteed:
                     -----------------------------------------------



NOTE: The signature to this Transfer Notice must correspond with the name as it appears on the face of the Warrant Agreement, without alteration or enlargement or any change whatever. Officers of corporations and those acting in a fiduciary or other representative capacity should file proper evidence of authority to assign the foregoing Warrant Agreement.